Basis of Presentation and General Information	12 Months Ended
Dec. 31, 2018
Basis of Presentation and General Information [Abstract]
Basis of Presentation and General Information

1. Basis of Presentation and General Information

The accompanying consolidated financial statements include the accounts of Diana Shipping Inc., or DSI, and its wholly-owned and beneficially-owned subsidiaries (collectively, the “Company”). DSI was formed on March 8, 1999 as Diana Shipping Investment Corp. under the laws of the Republic of Liberia. In February 2005, the Company’s articles of incorporation were amended. Under the amended articles of incorporation, the Company was renamed Diana Shipping Inc. and was re-domiciled from the Republic of Liberia to the Republic of the Marshall Islands.

The Company is engaged in the ocean transportation of dry bulk cargoes worldwide mainly through the ownership of dry bulk carrier vessels. The Company also operates the majority of its own fleet through Diana Shipping Services S.A., or DSS, a wholly-owned subsidiary and a limited number of vessels through a 50% owned joint venture (Notes 3 and 4).

Diana Shipping Services S.A., or DSS, provides the Company and its vessels with management services since November 12, 2004, pursuant to management agreements and since October 1, 2013 administrative services with regards to services related to DSI’s operations and its subsidiaries. Such costs are eliminated in consolidation. As at December 31, 2018, DSS does not provide management services to eight vessels in the Company’s fleet whose management has been transferred progressively since August 2015 to Diana Wilhelmsen Management Limited, or DWM, (Notes 3(b) and 4(d)).

During 2018, 2017 and 2016 charterers that individually accounted for 10% or more of the Company’s time charter revenues were as follows:

Charterer	2018	2017	2016
A	16%	14%	15%
B	15%	17%
C	14%	12%	10%
D			19%
E	10%		10%